DREYFUS INSURED MUNICIPAL BOND FUND, INC.              OCTOBER 31, 1995
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Insured Municipal Bond Fund, Inc. For its semi-annual reporting period ended October 31, 1995, your Fund produced a total return of 5.74 % per share.* Income dividends exempt from Federal personal income taxes of approximately $.470** per share were paid, which is equivalent to an annualized tax-free distribution rate per share of 5.20% based upon the closing net asset value per share on October 31, 1995.
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. This was the first indication that the Fed was moving away from its long-standing policy dedicated to wringing inflation out of the economy. The bond market was well ahead of the Federal Reserve in determining that inflation was, in fact, under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant capital gains. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity continue in a positive trend, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup. No wonder industrial production is booming. While job and wage growth are slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there is a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task - to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital - continues to underscore our portfolio management decisions.
    While the municipal market and the Fund have performed well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax-exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    During the reporting period, the portfolio's structure has remained relatively aggressive in keeping with our view of interest rate trends during the period. We have attempted to extend the duration of the Fund when redemptions of bonds or the occasional new money inflow has provided cash for investment. The portfolio has responded favorably to these efforts and to the decline in interest rates. While this decline in rates has fueled total-return performance, it constitutes a primary threat to an income-oriente d fund since, in this environment, the risk of early redemption of high coupon securities rises dramatically. A central strategy during this period has been to identify such securities and attempt to achieve a price above the redemption value, and to reinvest proceeds at an attractive level of income.
    Going forward, the Fund presently is structured in anticipation of continued low inflation. We will be closely monitoring economic data for signs of rising inflation, which would dictate a rapid movement away from this moderately aggressive market posture. We do not envision a major sell-off but we believe that the strong upward movement in prices will slow and that income will provide the major part of returns in the coming year.
    The issuance of new tax-exempt bonds has risen over the past several weeks from the lackluster pace of the first half of the year; however, issuance continues at levels well below prior years. The restrained supply conditions, combined with the substantial amount of bonds being retired, has greatly limited the choices available to adjust portfolio structures quickly. Therefore, our strategies are influenced and their implementation thwarted, at times, by these factors. Our primary tasks-to protect principal, maintain liquidity and distribute a high level of current tax-exempt income to you-continue to guide our portfolio management decisions.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director,
                          Municipal Portfolio Management
November 15, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. ** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                            OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.4%                                                               AMOUNT               VALUE
                                                                                            ------------------  -----------------
ALABAMA-2.8%
Birmingham Airport Authority, Airport Revenue
    7.25%, 7/1/2020 (Insured; AMBAC)........................................                     $  1,250,000        $  1,358,325
Houston County Healthcare Authority, HR, Refunding (Alabama Medical Center
Project)
    5.50%, 10/1/2013 (Insured; MBIA)........................................                        5,000,000           4,950,350
CALIFORNIA-3.3%
Bay Area Government Association, Tax Allocation Revenue,
    California Redevelopment Agency 6%, 12/15/24 (Insured; CGIC)............                          250,000             252,302
California Housing Finance Agency, Revenue 5.60%, 8/1/2024 (Insured; MBIA)..                        1,990,000           1,876,192
Fairfield Public Financing Authority, Revenue (Fairfield Redevelopment
Projects)
    5.25%, 8/1/2013 (Insured; CGIC).........................................                        3,500,000           3,376,345
Lancaster Redevelopment Agency, Tax Allocation, Refunding
    (Lancaster Redevelopment Project) 5.80%, 8/1/2023 (Insured; MBIA).......                        2,000,000           1,995,680
CONNECTICUT-.8%
Connecticut State Health & Educational Facilities Authority, Revenue:
    Capital Asset Issue 6.875%, 1/1/2010 (Insured; MBIA)....................                        1,000,000           1,102,500
    New Britain General Hospital 6%, 7/1/2024 (Insured; AMBAC)..............                          550,000             554,906
South Central Regional Water Authority, Water System Revenue
    5.75%, 8/1/2012 (Insured; FGIC).........................................                          250,000             256,065
DELAWARE-.5%
Delaware Economic Development Authority, Gas Facilities Revenue
    (Delmarva Power & Light) 7.30%, 7/1/2021 (Insured; FGIC)................                        1,000,000           1,122,290
FLORIDA-10.3%
Dade County, Aviation Revenue 6.60%, 10/1/2022 (Insured; MBIA)..............                        3,500,000           3,718,855
Florida Division Bond Finance Department, General Services Revenues
    (Department of Natural Resource-Preservation 2000)
    5.80%, 7/1/2013 (Insured; FSA)..........................................                        2,300,000           2,349,243
Florida Housing Finance Agency, Single Family Mortgage
    6.65%, 7/1/2026 (Insured; MBIA).........................................                          975,000           1,018,046
Hillsboro County, Port District Special Revenue, Refunding (Tampa Port
Authority)
    6%, 6/1/2020 (Insured; FSA).............................................                        2,000,000           2,032,440
Jacksonville, Capital Improvement Revenue (Gator Bowl Project)
    5.875%, 10/1/2025 (Insured; AMBAC)......................................                        4,000,000           4,047,640
Jacksonville Health Facilities Authority, HR:
    (Memorial Regional Rehabilitation Center Project)
      6.625%, 5/1/2022 (Insured; MBIA)......................................                        3,000,000           3,223,680
    (New Children's Hospital at Baptist) 7%, 6/1/2021 (Insured; MBIA).......                        3,750,000           4,161,375

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT                VALUE
                                                                                           -------------------  ------------------
FLORIDA (CONTINUED)
Lee County:
    Solid Waste System Revenue 7%, 10/1/2011 (Insured; MBIA)................                     $  2,000,000        $  2,248,340
    Tourist Development, Tax Revenue, Refunding 5.625%, 10/1/2011 (Insured; FGIC)                     250,000             254,357
Osceloa County, COP, School Board 5.75%, 6/1/2014 (Insured; AMBAC)..........                          250,000             252,452
HAWAII-1.9%
Hawaii Budget and Financial Department, Special Purpose Mortgage Revenue
    (Hawaiian Electric Co.) 6.60%, 1/1/2025 (Insured; MBIA).................                        4,000,000           4,216,080
ILLINOIS-8.4%
Carbondale, HR, Refunding (Southern Illinois Hospital Services)
    6.875%, 3/1/2015 (Insured; MBIA)........................................                        1,000,000           1,051,240
Chicago O'Hare International Airport, Special Facility Revenue (International
Terminal):
    7.625%, 1/1/2010 (Insured; MBIA)........................................                        3,000,000           3,324,090
    6.50%, 1/1/2018 (Insured; FGIC).........................................                        1,750,000           1,786,488
Illinois Health Facilities Authority, Revenue, Refunding
    (Carle Foundation) 6.75%, 1/1/2010 (Insured; FGIC)......................                        5,650,000           6,039,737
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
    (McCormick Place Expansion Project) 6.50%, 6/15/2027 (Insured; FGIC)....                        6,375,000           6,774,904
INDIANA-.3%
Marion County Hospital Authority, Hospital Facilities Revenue (Community
Hospitals)
    9%, 5/1/2008 (Insured; MBIA)............................................                          725,000             739,500
LOUISIANA- 4.8%
Louisiana Public Facilities Authority, HR (Our Lady of the Lake Regional
    Medical Center) 5.90%, 12/3/2021 (Insured; FSA).........................                       11,000,000          10,910,350
MASSACHUSETTS-3.6%
Massachusetts Education Loan Authority, Education Loan Revenue:
    7.60%, 1/1/2003 (Insured; MBIA).........................................                          850,000             940,865
    7.65%, 1/1/2004 (Insured; MBIA).........................................                          985,000           1,087,824
Massachusetts Health & Educational Facilities Authority, Revenue
    (Mount Auburn Hospital Issue) 6.30%, 8/15/2024 (Insured; MBIA)..........                        5,000,000           5,179,600
Massachusetts Housing Finance Agency, Housing Revenue (Rental-Mortgage)
    6.50%, 7/1/2025 (Insured; AMBAC)........................................                        1,000,000           1,024,540
MICHIGAN-.7%
Michigan Housing Development Authority, LOR (Greenwood Villa Project)
    6.50%, 9/15/2007 (Insured; FSA).........................................                        1,500,000           1,607,070
MONTANA-1.1%
Forsyth, PCR, Refunding (Puget Sound Power & Light Co.)
    7.25%, 8/1/2021 (Insured; AMBAC)........................................                        2,250,000           2,547,833

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT                 VALUE
                                                                                            ------------------  ------------------
NEVADA-4.0%
Reno, HR (Saint Mary's Hospital)
    7.75%, 7/1/2015 (Insured; BIGI) (Prerefunded 11/1/2000) (a).............                     $  1,425,000        $  1,614,568
Washoe County:
    Gas Facilities Revenue (Sierra Pacific Power Co. Project)
      6.70%, 11/1/2032 (Insured; MBIA)......................................                        2,000,000           2,138,120
    Water Facilities Revenue (Sierra Pacific Power Co. Project)
      6.65%, 6/1/2017 (Insured; MBIA).......................................                        5,000,000           5,375,400
NEW HAMPSHIRE-1.0%
New Hampshire Industrial Development Authority, PCR (Connecticut Light
Project)
    7.375%, 12/1/2019 (Insured; AMBAC)......................................                        2,000,000           2,230,060
NEW JERSEY-10.4%
Mercer County Improvement Authority, Solid Waste Revenue, Refunding
    6.70%, 4/1/2013 (Insured; FGIC).........................................                        5,000,000           5,263,750
New Jersey Economic Development Authority:
    PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA).                        7,600,000           7,976,200
    Water Facilities Revenue (N.J. American Water Co., Inc. Project)
      5.95%, 11/1/2029 (Insured; FGIC)......................................                        7,500,000           7,554,375
New Jersey Health Care Facilities Financing Authority, Revenue:
    Refunding (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC)                          100,000             104,382
    (Underwood Memorial Hospital) 5.70%, 7/1/2023 (Insured; AMBAC)..........                          100,000              98,825
New Jersey Housing & Mortgage Finance Agency, Revenue:
    Home Buyer:
      6.20%, 10/1/2025 (Insured; MBIA)......................................                        2,250,000           2,265,300
      6.375%, 10/1/2026 (Insured; MBIA).....................................                          270,000             275,519
    Home Mortgage 9.125%, 4/1/2015 (Insured; MBIA)..........................                            5,000               5,049
Salem County Industrial Pollution Control Financing Authority, Revenue,
Refunding
    (Atlantic City Electric) 6.15%, 6/1/2029 (Insured; FSA).................                          100,000             103,013
MEW MEXICO-1.8%
Farmington, PCR, Refunding (Southern California Edison Co.)
    5.875%, 6/1/2023 (Insured; MBIA)........................................                        4,000,000           4,023,040
NEW YORK-1.4%
New York State Energy & Research Development Authority, Facilities Revenue
    (Con Edison Co., Inc.) 6.375%, 12/1/2027 (Insured; MBIA)................                        3,000,000           3,102,930
NORTH CAROLINA-.7%
North Carolina Municipal Power Agency, Revenue, Refunding (No. 1 Catawba
Electric)
    5.75%, 1/1/2020 (Insured; MBIA).........................................                        1,600,000           1,574,208

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT               VALUE
                                                                                            ------------------  ------------------
NORTH DAKOTA-1.6%
Mercer County, PCR, Refunding (Montana-Dakota Utilities Co. Project)
    6.65%, 6/1/2022 (Insured; FGIC).........................................                   $    3,500,000        $  3,741,395
OHIO-.5%
Cleveland, Airport System Revenue 7.40%, 1/1/2020 (Insured; MBIA)...........                        1,000,000           1,112,850
PENNSYLVANIA-8.2%
Beaver County Industrial Development Authority, PCR, Refunding
    (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)................                        3,000,000           3,316,740
Mount Lebanon Hospital Authority, Revenue, Refunding (Saint Clair Memorial
Hospital)
    9.125%, 7/1/2006 (Insured; FGIC) (Prerefunded 1/1/1996) (a).............                        1,500,000           1,542,975
Pennsylvania Convention Center Authority, Revenue 6.70%, 9/1/2016 (Insured; FGIC)                   1,925,000           2,147,723
Pennsylvania Higher Educational Facilities Authority, College & University
Revenues,
    Refunding (Duquesne University) 7%, 4/1/2010 (Insured; MBIA)............                        2,000,000           2,218,140
Philadelphia Municipal Authority, Justice Lease Revenue
    7.125%, 11/15/2018 (Insured; FGIC) (Prerefunded 11/15/2001) (a).........                        1,500,000           1,736,010
Philadelphia School District 5.65%, 7/1/2006 (Insured; MBIA)................                        1,700,000           1,786,632
Pittsburgh Water and Sewer Authority, Water and Sewer Systems Revenue
    5.70%, 9/1/2020 (Insured; FSA)..........................................                        6,000,000           5,917,140
RHODE ISLAND-2.0%
Rhode Island Housing & Mortgage Finance Corp., SFMR
    9.30%, 7/1/2004 (Insured; FGIC).........................................                           45,000              45,883
Rhode Island Port Authority & Economic Development Corp.,
    Airport Revenue 6.625%, 7/1/2024 (Insured; FSA).........................                        4,250,000           4,489,190
SOUTH CAROLINA-.5%
Florence County, COP, Refunding (Law Enforcement Center Project)
    6%, 3/1/2008 (Insured; AMBAC)...........................................                        1,000,000           1,058,860
TEXAS-7.2%
Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co. Project)
    6.625%, 6/1/2022 (Insured; FGIC)........................................                        5,500,000           5,881,645
Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple Originators &
Servicers)
    9.625%, 12/1/2011 (Insured; FGIC).......................................                          825,000             854,180
Gregg County Health Facilities Development Corp., HR, Refunding
    (Good Shepherd Medical Center Project) 5.50%, 10/1/2015 (Insured; AMBAC)                        5,000,000           4,872,850
Harris County Health Facilities Development Corp., HR
    (Memorial Hospital System Project) 6.50%, 6/1/2019 (Insured; AMBAC).....                        4,500,000           4,660,065
UTAH-1.9%
Utah Board of Regents, Student Loan Revenue 7.45%, 11/1/2008 (Insured; AMBAC)                       4,000,000           4,361,240

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT                VALUE
                                                                                           -------------------  ------------------
VIRGINIA-1.6%
Chesapeake Bay Bridge and Tunnel Commission, District Revenue, Refunding,
    General Resolution 6.375%, 7/1/2022 (Insured; MBIA).....................                   $    3,500,000        $  3,645,845
WASHINGTON-15.7%
King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA).................                        5,000,000           5,113,500
Seattle Municipality, Metropolitan Seattle Sewer Revenue
    6.25%, 1/1/2020 (Insured; MBIA).........................................                        3,730,000           3,843,653
University of Washington, University Revenues (Housing & Dining)
    7%, 12/1/2021 (Insured; MBIA)...........................................                        3,000,000           3,333,060
Washington Health Care Facilities Authority, Revenue
    (Sisters of Saint Joseph Peace Health) 7.75%, 5/1/2015 (Insured; MBIA)..                        5,000,000           5,696,500
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                        6,500,000           7,026,760
Washington Public Power Supply System, Revenue, Refunding (Nuclear Project
No. 3)
    6%, 7/1/2018 (Insured; BIGI)............................................                        6,500,000           6,506,760
Yakima-Tieton Irrigation District, Revenue, Refunding 6.20%, 6/1/2019 (Insured; FSA)                4,000,000           4,105,760
WISCONSIN-1.4%
Wisconsin Health & Educational Facilities Authority, Revenue (Columbia
Hospital, Inc.)
    6.50%, 11/15/2010 (Insured; MBIA).......................................                        3,000,000           3,190,710
                                                                                                                ------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $211,583,942)...................                                         $223,292,309
                                                                                                                ==================
SHORT-TERM MUNICIPAL INVESTMENTS-1.6%
NEW YORK-1.4%
New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
    VRDN 3.50% (Insured; FGIC) (b)..........................................                   $    3,150,000        $  3,150,000
U.S. RELATED-.2%
Puerto Rico Electric Power Authority, Power Revenue 3.59%, 7/1/2023 (c).....                          400,000             400,000
                                                                                                                ------------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $3,550,000)....................                                          $ 3,550,000
                                                                                                                ==================
TOTAL INVESTMENTS-100.0%
    (cost $215,133,942).....................................................                                         $226,842,309
                                                                                                                ==================


DREYFUS INSURED MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOR     Limited Obligation Revenue
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                          Insurance Corporation
COP           Certificate of Participation                       MFMR    Multi-Family Mortgage Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR               MOODY'S             OR            STANDARD & POOR'S                   PERCENTAGE OF VALUE

 AAA                                     Aaa                                     AAA                                  100.0%
                                                                                                                     ========




NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Inverse floater security-the interest rate is subject to change periodically.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) At October 31, 1995, 42.2% of the Fund's net assets are insured by MBIA.
















See independent accountants' review report and notes to financial statements.




DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $215,133,942)-see statement.....................................                                         $226,842,309
    Cash....................................................................                                            2,117,345
    Interest receivable.....................................................                                            4,716,092
    Prepaid expenses........................................................                                               33,455
                                                                                                                __________________
                                                                                                                      233,709,201
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $120,853
    Due to Distributor......................................................                            3,675
    Accrued expenses........................................................                           51,619             176,147
                                                                                                                __________________
NET ASSETS  ................................................................                                         $233,533,054
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital.........................................................                                         $229,646,717
    Accumulated net realized (loss) on investments..........................                                           (7,822,030)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           11,708,367
                                                                                                                __________________

NET ASSETS at value applicable to 13,152,905 outstanding shares of
    Common Stock, equivalent to $17.76 per share
    (300 million shares of $.01 par value authorized).......................                                         $233,533,054
                                                                                                                ==================
















See independent accountants' review report and notes to financial statements.



DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $  7,022,455
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $   682,835
      Shareholder servicing costs-Note 2(b).................................                         290,273
      Professional fees.....................................................                          33,817
      Registration fees.....................................................                          24,117
      Prospectus and shareholders' reports-Note 2(b)........................                          16,836
      Directors' fees and expenses-Note 2(c)................................                          15,178
      Custodian fees........................................................                          12,104
      Miscellaneous.........................................................                           9,322
                                                                                          ____________________
                                                                                                   1,084,482
      Less-reduction in management fee due to undertaking-Note 2(a).........                         47,206
                                                                                          ____________________
          TOTAL EXPENSES....................................................                                            1,037,276
                                                                                                                __________________
          INVESTMENT INCOME-NET.............................................                                            5,985,179
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $    (88,433)
    Net unrealized appreciation on investments..............................                       7,156,526
                                                                                          ____________________

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                            7,068,093
                                                                                                                __________________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $13,053,272
                                                                                                                ==================














See independent accountants' review report and notes to financial statements.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED           SIX MONTHS ENDED
                                                                                             APRIL 30,           OCTOBER 31, 1995
                                                                                               1995                  (UNAUDITED)
                                                                                          --------------------  -----------------
OPERATIONS:
    Investment income-net.............................................                          $  12,900,999       $   5,985,179
    Net realized (loss) on investments................................                             (6,623,592)            (88,433)
    Net unrealized appreciation on investments for the period.........                              3,594,757           7,156,526

                                                                                          --------------------  ------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                              9,872,164          13,053,272
                                                                                          --------------------  ------------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................                            (12,872,821)         (6,050,882)
                                                                                          --------------------  ------------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                            258,893,824         132,078,757
    Dividends reinvested..............................................                              8,373,130           3,929,586
    Cost of shares redeemed...........................................                           (293,381,175)       (129,875,592)
                                                                                          --------------------  ------------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                           (26,114,221)          6,132,751

          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                            (29,114,878)         13,135,141
NET ASSETS:
    Beginning of period...............................................                            249,512,791         220,397,913
                                                                                          --------------------  ------------------
    End of period (including undistributed investment income-net;
      $65,703 on April 30, 1995)......................................                          $ 220,397,913       $ 233,533,054
                                                                                          ====================  ==================



                                                                                                SHARES                SHARES
                                                                                          --------------------  ------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                             15,155,340           7,523,355
    Shares issued for dividends reinvested............................                                490,282             223,331
    Shares redeemed...................................................                            (17,163,553)         (7,369,114)
                                                                                          --------------------  ------------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...................                             (1,517,931)            377,572
                                                                                          ====================  ==================














See independent accountants' review report and notes to financial statements.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                                  SIX MONTHS ENDED
                                                                          YEAR ENDED APRIL 30,                    OCTOBER 31, 1995
                                                        -------------------------------------------------------
PER SHARE DATA:                                          1991        1992         1993        1994        1995         (UNAUDITED)
                                                        -------     -------      -------    -------     -------      ------------

    Net asset value, beginning of period..              $17.10      $17.77       $18.16     $19.23      $17.46             $17.25
                                                        -------     -------      -------    -------     -------      -------------
    INVESTMENT OPERATIONS:
    Investment income-net.................                1.14        1.10         1.06       1.00         .94                .47
    Net realized and unrealized gain (loss)
      on investments......................                 .67         .39         1.28      (1.06)       (.21)               .51
                                                        -------     -------      -------    -------     -------      -------------
      TOTAL FROM INVESTMENT OPERATIONS....                1.81        1.49         2.34       (.06)        .73                .98
                                                        -------     -------      -------    -------     -------      -------------
    DISTRIBUTIONS:
    Dividends from investment income-net..               (1.14)      (1.10)       (1.06)     (1.00)       (.94)              (.47)
    Dividends from net realized gain
      on investments......................                 --          --          (.21)      (.63)        --                 --
    Dividends in excess of net realized gain
      on investments......................                 --          --           --        (.08)        --                 --
                                                        -------     -------      -------    -------     -------      -------------
      TOTAL DISTRIBUTIONS.................               (1.14)      (1.10)       (1.27)     (1.71)       (.94)              (.47)
                                                        -------     -------      -------    -------     -------      -------------
    Net asset value, end of period........              $17.77      $18.16       $19.23     $17.46      $17.25             $17.76
                                                        =======     =======      =======    =======     =======      =============
TOTAL INVESTMENT RETURN...................               10.87%       8.56%       13.35%      (.74%)      4.36%          11.39%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                .96%        .96%         .94%       .93%        .94%            .91%(1)
    Ratio of net investment income to average
      net assets..........................                6.50%       6.07%        5.69%      5.25%       5.49%           5.24%(1)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 --          --           --         --          --              .04%(1)
    Portfolio Turnover Rate...............               61.87%      51.18%       80.72%     34.92%      41.19%          13.94%(2)
    Net Assets, end of period (000's Omitted)         $219,299    $240,612     $276,979   $249,513    $220,398           $233,533

____________________
(1) Annualized.
(2) Not annualized.














See independent accountants' review report and notes to financial statements.


DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
(A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $2,972,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is DREYFUS INSURED MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. The Manager has currently undertaken from September 1, 1995 through June 30, 1996, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, due to undertaking, amounted to $47,206 for the six months ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively "Dreyfus") for advertising and marketing related to the Fund and for servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the six months ended October 31, 1995, $234,252 was charged to the Fund pursuant to the Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% less of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $74,412,590 and $77,922,148, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $11,708,367, consisting of $11,985,100 gross unrealized appreciation and $276,733 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS INSURED MUNICIPAL BOND FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the five years in the period ended April 30, 1995 and in our report dated May 26, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.




[Ernst & Young LLP signature logo]



New York, New York
November 30, 1995

[Dreyfus lion "d" logo]
DREYFUS INSURED MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           306SA9510
[Dreyfus logo]
Insured
Municipal
Bond Fund, Inc.
Semi-Annual
Report
October 31, 1995